EXECUTION VERSION

THIS AMENDMENT TO THE COFACE FACILITY AGREEMENT (this “Amendment”), dated as of 30 October 2013 (the “Effective Date”), is made by and among IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the “Parent”), IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the “Borrower”), THE GUARANTORS under and as defined in the COFACE Facility Agreement referred to below, SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (in this capacity the “COFACE Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS as security agent and trustee for the Secured Parties (the “Security Agent” and the “U.S. Collateral Agent”) and is made with reference to the COFACE Facility Agreement, dated as of October 4, 2010, by and among the Parent, the Borrower, the other Obligors party thereto, the Lenders party thereto, the COFACE Agent and Deutsche Bank Trust Company Americas, as Security Agent and U.S. Collateral Agent, as amended and restated from time to time (the “COFACE Facility Agreement”).

agreement:

1.	Definitions; Interpretation

1.1	Definitions

Capitalised terms defined in the COFACE Facility Agreement have, unless expressly defined in this Amendment, the same meaning in this Amendment.

1.2	Construction

The principles of construction set out in Clause 1.2 (Construction) of the COFACE Facility Agreement will have effect as if set out in this Amendment.

2.	Amendments

Effective as of the Effective Date, paragraphs 2 (Security Agent as holder of Security) and 7 (Approval) of Schedule 28 (Security Agent) of the COFACE Facility Agreement shall be substituted in their entirety with the corresponding provisions set out in Schedule 1 (Amendments to Security Agent Provisions) of this Amendment.

3.	Representations

3.1	Representations

The representations set out in this Clause 3 (Representations) are made by each Obligor on the date of this Amendment to each Finance Party.

3.2	Powers and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise the entry into, performance and delivery of, this Amendment and the transactions contemplated by this Amendment.

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3.3	Legal validity

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Amendment are legal, valid, binding and enforceable obligations.

3.4	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Amendment do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any agreement or instrument binding upon it or any of its assets or constitute a default of termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect.

3.5	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Amendment have been obtained or effected (as appropriate) and are in full force and effect.

3.6	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of this Amendment will be recognised and enforced in its Relevant Jurisdictions.

(b)	Subject to the Legal Reservations, any judgment obtained in relation to this Amendment will be recognised and enforced in its Relevant Jurisdictions.

3.7	Credit Agreement

Unless a representation and warranty set out in clause 20 (Representations) of the COFACE Facility Agreement is expressed to be given at a specific date, each Obligor makes the representations and warranties set out in clause 20 (Representations) of the COFACE Facility Agreement (other than the representations and warranties in clauses 20.14(a), (b) and (c) (Original Financial Statements), 20.18 (Taxation) and 20.24 (Shares and Material Companies) of the COFACE Facility Agreement) on the Effective Date, in each case as if references to the COFACE Facility Agreement are references to the COFACE Facility Agreement, as amended hereby, with reference to the facts and circumstances then existing, provided that, in the case of those representations and warranties contained in clause 20.13 (No misleading information) of the COFACE Facility Agreement, such representations and warranties are made only with respect to any subsequent and new information delivered under the COFACE Facility Agreement since the last period where such representation and warranty was made or deemed to be made under the COFACE Facility Agreement.

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4.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the Effective Date upon the due execution of a signature page to this Amendment by each of the Parent, the Borrower, the other Obligors, the COFACE Agent and the Security Agent on behalf of the Finance Parties and delivery of each party’s respective signature pages to each of the other parties hereto.

5.	Governing law; jurisdiction, etc.

This Amendment and any non-contractual obligations arising out of or in connection with it are governed by English law. The provisions of Clause 40 (Enforcement) of the COFACE Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

6.	Miscellaneous

(a)	This Amendment is a Finance Document.

(b)	Each Obligor:

(i)	agrees to the amendments to the COFACE Facility Agreement as contemplated by this Amendment; and

(ii)	with effect from the Effective Date, confirms that any guarantee or security given by it or created under a Finance Document will:

(A)	continue in full force and effect; and

(B)	extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents as amended by this Amendment.

(c)	On and after the date hereof, each reference in the COFACE Facility Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the COFACE Facility Agreement, and each reference in the other Finance Documents to the “COFACE Facility Agreement”, “thereunder”, “thereof” or words of like import referring to the COFACE Facility Agreement shall mean and be a reference to the COFACE Facility Agreement as amended by this Amendment.

(d)	Except as specifically amended by this Amendment, the COFACE Facility Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

(e)	Each Finance Party reserves any other right or remedy it may have now or subsequently. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Finance Parties under the COFACE Facility Agreement.

(f)	Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

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(g)	This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures to this Amendment may be delivered by facsimile or other electronic means of transmission, and any signature so delivered shall be deemed an original executed counterpart.

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SCHEDULE 1

AMENDMENTS TO SECURITY AGENT PROVISIONS

2.	Security Agent as holder of Security

(a)	In this Schedule 28 (Security Agent):

(i)	Security Agent Claim has the meaning given to it in paragraph (c) below.

(ii)	Secured Party Claim means any amount which an Obligor owes to a Secured Party under or in connection with the Finance Documents.

(b)	Unless expressly provided to the contrary, the Security Agent holds any security created by a Transaction Security Document as agent for the relevant Secured Parties.

(c)	Each Obligor must pay the Security Agent, as an independent and separate creditor, an amount equal to each Secured Party Claim on its due date (each, a Security Agent Claim). For the purposes of Russian law and subject to the other provisions of this paragraph 2, the Security Agent is the joint and several creditor with each Secured Party in respect of each Secured Party Claim, with an independent right to demand and enforce payment of each Security Agent Claim on the terms set out in paragraphs (f) to (m) below.

(d)	Unless expressly provided to the contrary in any Finance Document, the Security Agent holds:

(i)	the benefit of any Security Agent Claims; and

(ii)	any proceeds of the enforcement of any Transaction Security Documents,

for the benefit, and as the property, of, and on trust for, the Secured Parties and so that they are not available to the personal creditors of the Security Agent or otherwise available to the Security Agent for its own use.

(e)	The Security Agent will separately identify in its records the property rights referred to in paragraph (d) above.

(f)	It is agreed that, in respect of each Security Agent Claim, the Security Agent shall:

(i)	share the proceeds of each Security Agent Claim with the other Secured Parties; and

(ii)	pay those proceeds to the Secured Parties,

in accordance with their respective interests in the amounts outstanding under the Finance Documents.

(g)	The Security Agent may enforce performance of any Security Agent Claim in its own name as an independent and separate right. This includes filing any suit, execution, enforcement of Transaction Security Documents in accordance with their respective terms, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

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(h)	Each Secured Party must, at the request of the Security Agent, perform any act required in connection with the enforcement of any Security Agent Claim. This includes issuing a power of attorney to the Security Agent and joining in any proceedings as co-claimant with the Security Agent.

(i)	Unless the Security Agent fails to enforce a Security Agent Claim within a reasonable time after its due date, a Secured Party may not take any action to enforce the corresponding Secured Party Claim unless it is requested to do so by the Security Agent.

(j)	Each Obligor irrevocably and unconditionally waives any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Security Agent in respect of any Security Agent Claim.

(k)	In each case, and (for the avoidance of doubt) without otherwise increasing the aggregate indebtedness of the Obligors:

(i)	discharge by an Obligor of a Secured Party Claim will discharge the corresponding Security Agent Claim in the same amount; and
(ii)	discharge by an Obligor of a Security Agent Claim will discharge the corresponding Secured Party Claim in the same amount.

(l)	The aggregate amount of the Security Agent Claims will never exceed the aggregate amount of Secured Party Claims.

(m)	(i)	A defect affecting a Security Agent Claim against an Obligor will not affect any Secured Party Claim.

(ii)	A defect affecting a Secured Party Claim against an Obligor will not affect any Security Agent Claim.

(n)	If the Security Agent returns to any Obligor, whether in any kind of insolvency proceedings or otherwise, any recovery in respect of which it has made a payment to a Secured Party, that Secured Party must repay an amount equal to that recovery to the Security Agent.

7.	Approval

Each Secured Party:

(a)	confirms its approval of each Transaction Security Document;

(b)	authorises and directs the Security Agent (by itself or by such person(s) as it may nominate) to enter into and enforce the Transaction Security Documents as trustee (or agent) or as otherwise provided (and whether or not expressly in the names of the Secured Parties) on its behalf for the purpose of all laws other than Russian law; and

(c)	authorises and directs the Security Agent to enter into and enforce the Transaction Security Documents governed by Russian law in its own name as the joint and several creditor with each Secured Party.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Parent

IRIDIUM COMMUNICATIONS INC.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

Borrower

IRIDIUM SATELLITE LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

Obligors

IRIDIUM COMMUNICATIONS INC.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM HOLDINGS LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM CARRIER HOLDINGS LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

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IRIDIUM CARRIER SERVICES LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM CONSTELLATION LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM GOVERNMENT SERVICES LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer, Iridium Constellation LLC, its Manager

SYNCOM-IRIDIUM HOLDINGS CORP.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM BLOCKER-B INC.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM SATELLITE SA LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer, Iridium Satellite LLC, its Manager

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COFACE Agent

SOCIÉTÉ GÉNÉRALE

By:	/s/ Fleur Ferrari
Name: Fleur Ferrari
Title:

By:	/s/ Olivia Brun Codina
Name: Olivia Brun Codina
Title:

Security Agent

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Deirdre Lewis
Name: Deirdre Lewis
Title: Vice President

By:	/s/ Nigel W. Luke
Name: Nigel W. Luke
Title: Vice President